SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):
December 4, 2000

PACIFICORP

(Exact name of registrant as specified in its charter)

STATE OF OREGON (State or other jurisdiction of incorporation)	1-5152 (Commission File No.)	93-0246090 (I.R.S. Employer Identification No.)

825 N.E. Multnomah, Suite 2000 Portland, Oregon (Address of principal executive offices)	97232-4116 (Zip code)

Registrant's telephone number, including area code:
(503) 813-5000

(Former Name or Former Address, if changed since last report)

Item 5.   OTHER EVENTS

          Information contained in the news release of ScottishPower issued on December 4, 2000 concerning the announcement of PacifiCorp's generation unit outage at it's Hunter, Utah, power plant.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (c)  Exhibits.

               99(a)  ScottishPower news release issued December 4, 2000.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
PACIFICORP (Registrant) By ROBERT R. DALLEY Robert R. Dalley Controller

Date:         December 4, 2000

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